EXPLANATORY NOTE

The sole purpose of this filing is to file as an exhibit to the Trust’s registration statement, revised risk/return information in interactive data format for the following series of the City National Rochdale Funds: City National Rochdale Dividend & Income Fund, City National Rochdale Emerging Markets Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Intermediate Fixed Income Fund.